UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2003

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K
February 19, 2003

Item 7. Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99	Press Release issued by First Midwest Bancorp, Inc. dated February 19, 2003.

Item 9. Regulation FD Disclosure

On February 19, 2003, First Midwest Bancorp, Inc. issued a press release announcing its participation in the Midwest 2003 Super-Community Bank Conference. This press release, dated February 19, 2003, is attached as Exhibit 99 to this report.

The following Items are not applicable for this Form 8-K:

Item 1.	Changes in Control of Registrant

Item 2.	Acquisition or Disposition of Assets

Item 3.	Bankruptcy or Receivership

Item 4.	Changes in Registrant's Certifying Accountant

Item 5.	Other Events and Regulation FD Disclosure

Item 6.	Resignations of Registrant's Directors

Item 8.	Change in Fiscal Year

Item 12.	Disclosure of Results of Operations and Financial Condition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: February 19, 2003	/s/ MICHAEL L. SCUDDER
Michael L. Scudder Executive Vice President

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